Exhibit 10.2

[Non-Director Employees]

THIS DOCUMENT CONSTITUTES PART OF THE SECTION 10(a) PROSPECTUS COVERING SECURITIES THAT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933.

Franklin Electric Co., Inc. 2012 Stock Plan
Non-Qualified Stock Option Agreement

The employee identified below has been selected to be a Participant in the Franklin Electric Co., Inc. 2012 Stock Plan (the “Plan”) and has been granted a Non-Qualified Option as outlined below:
Participant:
Date of Grant:
Shares Covered by the Option:
Option Exercise Price: $
Expiration Date:
Vesting Schedule:

This Agreement, effective as of the Date of Grant set forth above, is between Franklin Electric Co., Inc., an Indiana corporation (the “Company”), and the Participant named above. The parties hereto agree as follows:
The Plan provides a complete description of the terms and conditions governing the Option. If there is any inconsistency between the terms of this Agreement and the terms of the Plan, the Plan's terms shall govern. All capitalized terms shall have the meanings ascribed to them in the Plan, unless otherwise set forth herein. A copy of the Plan is attached hereto and the terms of the Plan are hereby incorporated by reference.
1.    Stock Option Grant. Subject to the provisions set forth herein and the terms and conditions of the Plan, and in consideration of the agreements of the Participant herein provided, the Company hereby grants to the Participant an Option to purchase from the Company the number of shares of Common Stock, at the exercise price per share, and on the schedule, set forth above.

2.    Acceptance by Participant. The exercise of the Option is conditioned upon the execution of this Agreement by the Participant and the return of an executed copy of the Agreement to the Secretary of the Company no later than 60 days after the Date of Grant or, if later, 30 days after the Participant receives this Agreement.

3.    Exercise of Option. Subject to Section 4 below, the Participant may exercise the vested portion of the Option at any time prior to the Expiration Date. Written notice of an election to exercise any portion of the Option shall be given by the Participant, or his personal representative in the event of the Participant's death, to the Company's Chief Financial Officer, in accordance with procedures established by the Management Organization and Compensation Committee of the Board of Directors of the Company (the “Committee”) as in effect at the time of such exercise.

At the time of exercise of the Option, payment of the purchase price for the shares of Common Stock with respect to which the Option is exercised, and of an amount sufficient to satisfy all minimum Federal, state and local withholding tax requirements, must be made by one or more of the following methods: (a) in cash, (b) in cash received from a broker-dealer to whom the Participant has submitted an exercise notice and irrevocable instructions to deliver the purchase price or withholding tax to the Company from the proceeds of the sale of shares subject to the Option, (c) by directing the Company to withhold such number of shares of Common Stock otherwise issuable upon exercise of the Option with a fair market value equal to the amount of the purchase price or the tax to be withheld and/or (d) by delivery to the Company of other Common Stock owned by the Participant that is acceptable to the Company, valued at its then fair market value.
No shares shall be issued upon exercise of the Option until full payment of the exercise price and tax withholding obligation has been made.
4.    Exercise Upon Termination of Employment. If the Participant's employment with the Company and all subsidiaries terminates without cause (as determined by the Committee in its sole discretion) and for any reason other than death, disability or retirement, the then vested portion of the Option shall continue to be exercisable until the earlier of the 90th day after the date of the Participant's termination or the date the Option expires by its terms. The portion of the Option not vested as of the date of such termination of employment shall expire as of such date and shall not be exercisable.

If the Participant's employment with the Company and all subsidiaries is terminated by the Company for cause (as determined by the Committee in its sole discretion), the Option shall expire on the date of such termination, and no portion shall be exercisable after the date of such termination.
In the event of the Participant's death, disability or retirement during employment with the Company or any subsidiary, the outstanding portion of the Option shall become fully vested on such date. The Option shall continue to be exercisable until the earlier of (i) the date the Option expires by its terms and (ii) in the case of termination due to disability or retirement, 36 months after the date of such termination, and in the case of termination due to death, 12 months after the date of such termination. For purposes of this Section 4, (A) “disability” has the meaning, and will be determined, as set forth in the Company's long term disability program in which the Participant participates, and (B) “retirement” means the Participant's termination from employment with the Company and all subsidiaries without cause (as determined by the Committee in its sole discretion) when the Participant is 65 or older or 55 or older with 10 years of service with the Company and its subsidiaries.
The foregoing provisions of this Section 4 shall be subject to the provisions of any written employment or severance agreement that has been or may be executed by the Participant and the Company, and the provisions in such employment or severance agreement concerning exercise of the Option shall supercede any inconsistent or contrary provision of this Section 4.
5.    Confidentiality and Non-Compete Agreement. Notwithstanding any other provision of this Agreement, in the event the Committee determines that the Participant has breached any provision of the Confidentiality and Non-Compete Agreement in effect between the Participant and the Company, (a) the then outstanding and unexercised portion of the Option (whether vested or unvested) shall be cancelled and forfeited back to the Company and (b) the Participant shall remit to the Company within 30 days of written notice from the Committee a cash payment equal to the number of shares of Common Stock subject to the portion of the Option that was previously exercised, multiplied by the excess of the fair market value of the Common Stock on the date of exercise over the Option Exercise Price. The Company shall be entitled, as permitted by applicable law, to deduct the amount of such payment from any amounts the Company may owe to the Participant.

6.    Nontransferability of Options. The Option may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.

7.    Beneficiary Designation. The Participant may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Option is to be paid in the event of his or her death. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Board, and will be effective only when filed by the Participant in writing with the Board during his or her lifetime. In the absence of any such designation, or if all beneficiaries predecease the Participant, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

8.    Rights as a Stockholder. The Participant shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to the Option and this Agreement until such time as the exercise price has been paid and the shares have been issued and delivered to him or her.

9.    Surrender of or Changes to Agreement. In the event the Option shall be exercised in whole, this Agreement shall be surrendered to the Company for cancellation. In the event the Option shall be exercised in part or a change in the number of designation of the shares of Common Stock shall be made, this Agreement shall be delivered by the Participant to the Company for the purpose of making appropriate notation thereon, or of otherwise reflecting, in such manner as the Company shall determine, the change in the number or designation of such shares.

10.    Administration. The Option shall be exercised in accordance with such administrative regulations as the Committee shall from time to time adopt. It is expressly understood that the Committee is authorized to administer, construe, and make all determinations necessary or appropriate to the administration of, the Plan and this Agreement, all of which shall be binding upon the Participant.

11.    Governing Law. This Agreement, and the Option, shall be construed, administered and governed in all respects under and by the laws of the State of Indiana.

IN WITNESS WHEREOF, this Agreement is executed by the parties this ____ day of ________, ____, effective as of the ____ day of ________, ____.
FRANKLIN ELECTRIC CO., INC.

_________________________        By:    _________________________
Participant

Franklin Electric Co., Inc. 2012 Stock Plan

______________________________________________________________________________________________________
Name (Please Print)

In the event of my death, the following person is to receive any benefits payable under the Franklin Electric Co., Inc. 2012 Stock Plan in connection with the grant of a Non-Qualified Stock Option granted to me on ______________ ___, 20__.
NOTE:     The primary beneficiary(ies) will receive your Stock Plan benefits. If more than one primary beneficiary is indicated, the benefits will be split among them equally. If you desire to provide for a distribution of benefits among primary beneficiaries on other than an equal basis, please attach a sheet explaining the desired distribution in full detail. If any primary beneficiary is no longer living on the date of your death, the benefit which the deceased primary beneficiary would otherwise receive will be distributed to the secondary beneficiary(ies), in a similar manner as described above for the primary beneficiary(ies).
[ ] Primary Beneficiary     [ ] Secondary Beneficiary
______________________________________________________________________________
Last Name            First            M.I.            Relationship
______________________________________________________________________________
Street Address                            City, State, Zip Code

[ ] Primary Beneficiary     [ ] Secondary Beneficiary
______________________________________________________________________________
Last Name            First            M.I.            Relationship
______________________________________________________________________________
Street Address                            City, State, Zip Code

[ ] Primary Beneficiary     [ ] Secondary Beneficiary
______________________________________________________________________________
Last Name            First            M.I.            Relationship
______________________________________________________________________________
Street Address                            City, State, Zip Code

If a trust or other arrangement is listed above, include name, address and date of arrangement below:
______________________________________________________________________________
Name                    Address                    Date
[ ] For additional beneficiaries, check here and attach an additional sheet of paper.

This supersedes any beneficiary designation previously made by me with respect to the above-described award under this Plan. I reserve the right to change the beneficiary at any time.

_____________________________        _________________________________________
Date                        Sign your full name here

Date received by Franklin Electric Co., Inc. ____________________________________

By:_____________________________________